Securities And Exchange Commission
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 8, 2002

                           ZARLINK SEMICONDUCTOR INC.
             (Exact name of Registrant as specified in its charter)

    Canada                          1-8139                          None
(Jurisdiction of            (Commission File No.)               (IRS Employer
 incorporation)                                              Identification No.)

                                 400 March Road,
                         Ottawa, Ontario, Canada K2K 3H4
                    (Address of principal executive offices)

                  Registrant's telephone number: (613) 592-0200

Item 9. Regulation FD Disclosure.

            (a)   Certification by Chief Executive Officer of Quarterly Report

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zarlink Semiconductor Inc. (the "Company") on Form 10-Q for the period ending September 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick J. Brockett, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

            Date:  November 8, 2002

                                           /s/ PATRICK J. BROCKETT
                                           -------------------------------------
                                           Patrick J. Brockett
                                           President and Chief Executive Officer

            (b)   Certification by Chief Financial Officer of Quarterly Report

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zarlink Semiconductor Inc. (the "Company") on Form 10-Q for the period ending September 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jean-Jacques Carrier, Senior Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

            Date:  November 8, 2002

                                           /s/ JEAN-JACQUES CARRIER
                                           -------------------------------------
                                           Jean-Jacques Carrier
                                           Senior Vice President of Finance and
                                           Chief Financial Officer

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2002

                                           ZARLINK SEMICONDUCTOR INC.

                                          By: Jean-Jacques Carrier
                                              ----------------------------------
                                              Jean-Jacques Carrier
                                              Senior Vice President of Finance
                                              and Chief Financial Officer